MORTGAGE RATES(1)

                                                                                               PERCENTAGE OF
                                                                       AGGREGATE             MORTGAGE POOL BY
                                                                   PRINCIPAL BALANCE        AGGREGATE PRINCIPAL
                                                NUMBER OF              AS OF THE             BALANCE AS OF THE
MORTGAGE RATE                                MORTGAGE LOANS           CUT-OFF DATE             CUT-OFF DATE
-------------                                --------------           ------------             ------------
6.00%-6.49%............................                  11             $  3,531,171                       3.1%
6.50%-6.99%............................                 218               73,362,546                      63.8
7.00%-7.49%............................                 122               36,712,130                      31.9
7.50%-7.99%............................                  11                1,278,431                       1.1
8.00%-8.49%............................                   2                  117,083                       0.1

      Totals...........................                 364             $115,001,361                       100%



-----------

(1) The Mortgage Rates borne by the Mortgage Loans as of the Cut-off Date ranged from 6.250% per annum to 8.000% per annum, and the weighted average Mortgage Rate on the Mortgage Loans as of the Cut-off Date was approximately 6.868% per annum.


                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                               PERCENTAGE OF
                                                                       AGGREGATE             MORTGAGE POOL BY
                                                                   PRINCIPAL BALANCE        AGGREGATE PRINCIPAL
                                               NUMBER OF               AS OF THE             BALANCE AS OF THE
STATE                                        MORTGAGE LOANS           CUT-OFF DATE             CUT-OFF DATE
-----                                        --------------           ------------             ------------
Arizona................................                   7             $  2,352,683                       2.0%
California.............................                  82               29,445,373                      25.6
Colorado...............................                   9                3,039,240                       2.6
Connecticut............................                   6                2,485,900                       2.2
Delaware...............................                   1                  598,128                       0.5
Florida................................                  38               10,093,833                       8.8
Georgia................................                   9                2,625,722                       2.3
Hawaii.................................                   1                  647,927                       0.6
Idaho..................................                   1                  107,500                       0.1
Illinois...............................                  14                3,867,179                       3.4
Indiana................................                   2                  920,952                       0.8
Iowa...................................                   1                   99,339                       0.1
Kentucky...............................                   6                2,115,852                       1.8

--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                                                                               PERCENTAGE OF
                                                                       AGGREGATE             MORTGAGE POOL BY
                                                                   PRINCIPAL BALANCE        AGGREGATE PRINCIPAL
                                               NUMBER OF               AS OF THE             BALANCE AS OF THE
STATE                                        MORTGAGE LOANS           CUT-OFF DATE             CUT-OFF DATE
-----                                        --------------           ------------             ------------
Louisiana..............................                   2                  604,857                       0.5
Maine..................................                   1                  259,143                       0.2
Maryland...............................                  10                2,914,111                       2.5
Massachusetts..........................                   5                1,344,928                       1.2
Michigan...............................                  12                3,233,358                       2.8
Minnesota..............................                   3                  989,361                       0.9
Mississippi............................                   1                  362,189                       0.3
Missouri...............................                   1                  411,754                       0.4
Nevada.................................                   2                1,183,183                       1.0
New Jersey.............................                  14                3,368,733                       2.9
New Mexico.............................                   2                  197,621                       0.2
New York...............................                  47               16,139,217                      14.0
North Carolina.........................                   6                1,010,203                       0.9
Ohio...................................                   8                1,173,057                       1.0
Oklahoma...............................                   4                  806,877                       0.7
Oregon.................................                   5                2,151,350                       1.9
Pennsylvania...........................                   9                2,084,835                       1.8
Rhode Island...........................                   1                  289,065                       0.3
South Carolina.........................                   4                  779,428                       0.7
South Dakota...........................                   1                  373,791                       0.3
Tennessee..............................                   2                  472,438                       0.4
Texas..................................                  29               10,379,086                       9.0
Utah...................................                   4                1,185,730                       1.0
Vermont................................                   1                  300,040                       0.3
Virginia...............................                   3                  895,880                       0.8
Washington.............................                   8                2,993,147                       2.6
Wisconsin..............................                   1                   81,205                       0.1
Wyoming................................                   1                  617,147                       0.5

        Totals.........................                 364             $115,001,361                       100%


--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                          ORIGINAL PRINCIPAL BALANCE(2)

                                                                                               PERCENTAGE OF
                                                                       AGGREGATE             MORTGAGE POOL BY
                                                                   PRINCIPAL BALANCE        AGGREGATE PRINCIPAL
                                               NUMBER OF               AS OF THE             BALANCE AS OF THE
ORIGINAL PRINCIPAL BALANCE                   MORTGAGE LOANS           CUT-OFF DATE             CUT-OFF DATE
--------------------------                   --------------           ------------             ------------
$100,000 or less.......................                  48             $  3,466,784                       3.0%
$100,001-$150,000......................                  26                3,042,429                       2.6
$150,001-$200,000......................                   9                1,562,987                       1.4
$200,001-$250,000......................                  18                4,283,049                       3.7
$250,001-$300,000......................                  74               20,366,077                      17.7
$300,001-$350,000......................                  55               17,525,921                      15.2
$350,001-$400,000......................                  43               16,242,496                      14.1
$400,001-$450,000......................                  21                8,925,045                       7.8
$450,001-$500,000......................                  23               11,097,099                       9.6
$500,001-$550,000......................                  14                7,443,774                       6.5
$550,001-$600,000......................                  15                8,674,676                       7.5
$600,001-$650,000......................                  12                7,535,823                       6.6
$650,001-$700,000......................                   2                1,363,596                       1.2
$700,001-$750,000......................                   1                  721,000                       0.6
$750,001-$800,000......................                   1                  756,950                       0.7
$950,001-$1,000,000....................                   2                1,993,656                       1.7

   Totals..............................                 364             $115,001,361                       100%



-----------

(2) The average outstanding principal balance of the Mortgage Loans as of the Cut-off Date was approximately $315,938. The original principal balances of the Mortgage Loans ranged from $28,000 to $1,000,000.


--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                MORTGAGE LOAN AGE

                                                                                              PERCENTAGE OF
                                                                       AGGREGATE             MORTGAGE POOL BY
                                                                   PRINCIPAL BALANCE       AGGREGATE PRINCIPAL
                                                NUMBER OF              AS OF THE            BALANCE AS OF THE
MORTGAGE LOAN AGE                            MORTGAGE LOANS           CUT-OFF DATE             CUT-OFF DATE
-----------------                            --------------           ------------             ------------
Less than 1 month......................                  19             $  6,434,000                       5.6%
1 month................................                 259               80,700,210                      70.2
2 months...............................                  55               17,144,680                      14.9
3 months...............................                  11                3,297,303                       2.9
4 months...............................                  12                4,884,793                       4.2
5 months...............................                   6                2,199,689                       1.9
8 months...............................                   1                  217,727                       0.2
9 months...............................                   1                  122,960                       0.1

   Total...............................                 364             $115,001,361                       100%


                         ORIGINAL LOAN-TO-VALUE RATIO(3)

                                                                                               PERCENTAGE OF
                                                                       AGGREGATE             MORTGAGE POOL BY
                                                                   PRINCIPAL BALANCE        AGGREGATE PRINCIPAL
                                                NUMBER OF              AS OF THE             BALANCE AS OF THE
ORIGINAL LOAN-TO-VALUE RATIO                 MORTGAGE LOANS           CUT-OFF DATE             CUT-OFF DATE
----------------------------                 --------------           ------------             ------------
50.00% or less.........................                  58             $ 17,829,386                      15.5%
50.01%-55.00%..........................                  11                3,926,182                       3.4
55.01%-60.00%..........................                  21                6,530,202                       5.7
60.01%-65.00%..........................                  50               15,274,100                      13.3
65.01%-70.00%..........................                  45               12,917,371                      11.2
70.01%-75.00%..........................                  68               23,293,047                      20.3
75.01%-80.00%..........................                 104               33,891,614                      29.5
80.01%-85.00%..........................                   1                  343,700                       0.3
85.01%-90.00%..........................                   2                  578,262                       0.5
90.01%-95.00%..........................                   4                  417,497                       0.4

   Totals..............................                 364             $115,001,361                       100%



-----------

(3) The weighted average original loan-to-value ratio of the Mortgage Loans was approximately 66.39% as of the Cut-off Date.


--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                  LOAN PURPOSE

                                                                                               PERCENTAGE OF
                                                                       AGGREGATE             MORTGAGE POOL BY
                                                                   PRINCIPAL BALANCE       AGGREGATE PRINCIPAL
                                                NUMBER OF              AS OF THE            BALANCE AS OF THE
LOAN PURPOSE                                 MORTGAGE LOANS           CUT-OFF DATE             CUT-OFF DATE
------------                                 --------------           ------------             ------------
Purchase...............................                  67             $ 20,424,139                      17.8%
Cash-out Refinance.....................                 124               38,609,721                      33.6
Rate/Term Refinance....................                 173               55,967,501                      48.7

   Totals..............................                 364             $115,001,361                       100%


                      REMAINING TERMS TO STATED MATURITY(4)

                                                                                              PERCENTAGE OF
                                                                       AGGREGATE            MORTGAGE POOL BY
                                                                   PRINCIPAL BALANCE       AGGREGATE PRINCIPAL
                                               NUMBER OF               AS OF THE            BALANCE AS OF THE
MONTHS REMAINING                             MORTGAGE LOANS           CUT-OFF DATE            CUT-OFF DATE
----------------                             --------------           ------------            ------------
109 to 120.............................                   7             $  2,633,089                       2.3%
169 to 180.............................                 357              112,368,271                      97.7

   Totals..............................                 364             $115,001,361                       100%



-----------

(4) The weighted average remaining term to stated maturity of the Mortgage Loans as of the Cut-off Date was approximately 177 months.


--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                     REMAINING TERMS TO EXPECTED MATURITY(5)

                                                                                              PERCENTAGE OF
                                                                       AGGREGATE             MORTGAGE POOL BY
                                                                   PRINCIPAL BALANCE       AGGREGATE PRINCIPAL
                                               NUMBER OF               AS OF THE            BALANCE AS OF THE
MONTHS REMAINING                             MORTGAGE LOANS          CUT-OFF DATE              CUT-OFF DATE
----------------                             --------------           ------------             ------------
109 to 120.............................                   7             $  2,633,089                       2.3%
157 to 168.............................                   1                  122,960                       0.1
169 to 180.............................                 356              112,245,311                      97.6

        Totals.........................                 364             $115,001,361                       100%



-----------

(5) Based on payments actually received (or scheduled to be received) on each Mortgage Loan as of the Cut-off Date. The weighted average remaining term to expected maturity of the Mortgage Loans as of the Cut-off Date was approximately 177 months.

                          TYPES OF MORTGAGED PROPERTIES

                                                                                              PERCENTAGE OF
                                                                       AGGREGATE            MORTGAGE POOL BY
                                                                   PRINCIPAL BALANCE       AGGREGATE PRINCIPAL
                                                NUMBER OF              AS OF THE            BALANCE AS OF THE
PROPERTY TYPE                                MORTGAGE LOANS           CUT-OFF DATE            CUT-OFF DATE
----------------                             --------------           ------------            ------------
Single-family Detached.................                 299             $ 93,587,895                      81.4%
Cooperative Unit(6)....................                   3                  771,644                       0.7
Attached Planned Unit Development......                   5                1,340,761                       1.2
Detached Planned Unit Development......                  42               16,064,266                      14.0
Condominium............................                  13                2,729,571                       2.4
Two- to Four-Family Dwelling Unit......                   2                  507,223                       0.4

        Totals.........................                 364             $115,001,361                       100%



-----------

(6)  Mortgage  Loans  secured  by  "COOPERATIVE  UNITS"  were made to finance or
     refinance  the  purchase  of  stock   allocated  to  units  in  residential
     cooperative housing corporations (each, a "CO-OP LOAN").


--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

                                  OCCUPANCY(7)

                                                                                              PERCENTAGE OF
                                                                       AGGREGATE            MORTGAGE POOL BY
                                                                   PRINCIPAL BALANCE       AGGREGATE PRINCIPAL
                                                NUMBER OF              AS OF THE            BALANCE AS OF THE
OCCUPANCY                                    MORTGAGE LOANS           CUT-OFF DATE            CUT-OFF DATE
----------------                             --------------           ------------            ------------
Owner-occupied.........................                 348             $110,266,678                      95.9%
Second Home............................                  16                4,734,682                       4.1

        Totals.........................                 364             $115,001,361                     100.0%



-----------

(7) Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.


                               LOAN DOCUMENTATION

                                                                                              PERCENTAGE OF
                                                                       AGGREGATE            MORTGAGE POOL BY
                                                                   PRINCIPAL BALANCE       AGGREGATE PRINCIPAL
                                                NUMBER OF              AS OF THE            BALANCE AS OF THE
LOAN DOCUMENTATION                           MORTGAGE LOANS           CUT-OFF DATE            CUT-OFF DATE
------------------                           --------------           ------------            ------------
Limited Documentation..................                  92             $ 16,775,682                      14.6%
Full Documentation.....................                 272               98,225,679                      85.4

        Totals.........................                 364             $115,001,361                     100.0%


                                   FICO SCORES

                                                                                              PERCENTAGE OF
                                                                       AGGREGATE            MORTGAGE POOL BY
                                                                   PRINCIPAL BALANCE       AGGREGATE PRINCIPAL
                                                NUMBER OF              AS OF THE            BALANCE AS OF THE
FICO SCORE                                   MORTGAGE LOANS           CUT-OFF DATE            CUT-OFF DATE
------------------                           --------------           ------------            ------------
Up to 620..............................                   6             $  1,764,543                       1.5%
620 to 700.............................                 124               35,380,897                      30.8
701 to 800.............................                 234               77,855,920                      67.7

        Totals.........................                 364             $115,001,361                     100.0%


--------------------------------------------------------------------------------
The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.